UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

July 31, 2019

Date of report (Date of earliest event reported)

Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Poor Farm Road Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant’s telephone number, including area code (609) 683-1880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02 Termination of a Material Definitive Agreement.

On January 23, 2019, Agile Therapeutics, Inc. (the “Company”) entered into a Common Stock Sales Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”) with respect to an at the market offering program (the “ATM Program”), under which the Company was permitted, from time to time in its sole discretion, issue and sell through or to Wainwright, acting as agent or principal, up to $10.0 million of shares of the Company’s common stock, par value $0.0001 per share (the “Placement Shares”). The issuance and sale of the Placement Shares by the Company under the Sales Agreement were required to be made pursuant to the Company’s registration statement on Form S-3, originally filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2018, and declared effective by the SEC on November 14, 2018, and a related prospectus supplement filed with the SEC on January 23, 2019.  As of July 31, 2019, the Company sold 1,801,528 shares of common stock under the ATM program.

Effective July 31, 2019, the Company terminated the Sales Agreement and the related ATM Program.

The Company has decided to terminate the Sales Agreement because it does not intend to utilize the Sales Agreement to raise additional capital.  The Company will not incur any termination penalties as a result of its termination of the Sales Agreement.

A description of the terms and conditions of the Sales Agreement is set forth in the Company’s current report on Form 8-K filed with the SEC on January 23, 2019 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: August 1, 2019	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	President and Chief Executive Officer

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